UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17th, 2009

China Holdings, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-119034	98-0432681
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer
101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
 (Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 86-10-6280-9561

Mailing Address
Suite #601 – 110 Dai-Hou-Bei-Li, Hai-Dian-District, Beijing, PR China 100091
Issuer’s telephone Number: 86-10-6280-9561

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

As “China Holdings, Inc. “ (the “Company”) has legally disclosed via SEC Form 8-K Filing on February 11 2009 for Its’ Development Execution/Plan in 2009 – 2013  to clearly “China Holdings, Inc. “ (the “Company”) and its controlled subsidiary: China Power, Inc.’s legal & business position, as again as following details:

China Holdings, Inc. /China Power, Inc.
Building Renewable Energy Assets in China

Strong economic growth in China is driving demand for more electricity generating assets.  As noted previously, China Holdings, Inc./China Power, Inc. are engaged in the development of renewable clean energy sources in China.  CEO, Juliana Lu explains the shift in the company’s focus towards developing wind and biomass projects due to government financing incentives and guarantees from the State Power Corporation to purchase electricity generated by renewable energy facilities.  The company plans to develop 2,250 megawatts of electricity generating capacity from wind and biomass plants.    Despite the slower economic growth in 2009 as compared to China’s double digit growth over the past ten years, long term demand for electricity supports the building of new electricity generating facilities.  The Peoples Republic of China (PRC) is encouraging development of clean electricity generating assets due to the pollution issues with coal. Renewable energy sources such as wind and biomass is the company’s “answer to the energy security and climate change issues.” China Power expects that: in 4-5 years, when complete the 2,250 megawatt wind and biomass plants will generate $532 million in annual revenue.  These “green assets” will supply much needed electricity, and as a result is “unlikely to be derailed by the worldwide financial crisis.”  China Holdings/China Power are also seeking acquisitions in hydropower and plans to develop land in Inner Mongolia, PR China.

100 Square Kilometers of Land for Real Estate Development

China Holdings, Inc. will  focus on 100 Square Kilometers of Land for Real Estate Development in Inner Mongolia China in 2009-2013.  The Company will capture and capitalize the potential significant commercial, industrial, residential and recreational properties development opportunities. The Company expects to generate revenues & profits from its development for the 100 square kilometers of real estate in late 2009 or early 2010. The Company will announce a master plan for the 100 Square Kilometers land development according to international standards and developed in consultation with the government and international real estate groups in early 2009.

2000 Megawatts Wind Power Plants/Projects – 300 Square Kilometers Land - Development

China Power, Inc. will focus on its developing and construction of 2000 Megawatts Wind Power Plants/Projects on 300 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

China Power, Inc. will move forward for THE 2000 MW WIND POWER PLANTS/PROJECTS DEVELOPMENT/CONSTRUCTIONS PLAN (2009-2013) in Inner Mongolia PR China with the following programs & plans:

1.
Conducting the "Wind Resources Monitoring Programs" in early 2009 for 6-12 months programs on 300 MW Wind Power Plants as Phase I Development/Plan. The company expects to break ground in 2009 for the initial 300 MW of wind power, to be completed in 2-3 years.

2.
 Execute/Complete "Wind Turbines Supplying & Operation System" /Contracts with China Top Rank Wind Turbines’ Manufactures or/and Global Industrial Wind Turbines Manufactures/", and ensure the system with the following  features:

*
Wind Turbines (700 of 3.0MW or 600 of 3.6 MW): with the aim of reducing the cost per kWh, and lighter, Stronger towers and ground-breaking nacelle design which produces more power from less weight with efficiency, economic, effectiveness.

*
Wind  Farm Operation Systems (Advanced) with the features of  Real-time active and reactive power control of the entire wind power plant; Control and monitoring of wind turbines, meteorology ,instruments and substations; Plant performance summaries in both text and graphical form; Comprehensive report generator module;  Productivity presentations; Availability calculations; Instant online data from any turbine: Status, power, wind speed, voltage current, temperatures and alarms; 10-minute averaged data, including mean values, standard deviations, minimum and maximum values; Advanced power curve presentations, including power curves, scatter curves, reference and wind distribution curves from multiple units; User-friendly graphical user interface based  on Windows standards; Client connection manager for access to multiple power plants; Secure login with customisable access profiles; Remote control of a single wind turbine or a group of  turbines.

3.
Complete “EPC Contracts” with China-National Top Rank Engineering Firms or/and Top-Global Engineering Firms (“EPC”: Project Planning and Design, Project management, engineering, procurement and construction expertise) to construct the Company’s 2000 Megawatts Wind Power Plants/Projects in Inner Mongolia PR China on a turnkey basis/solution, and with upset price guarantees and fixed wind turbines installation & construction completion timetables.  “EPC” Completion Wind Turbines Installations and Manufacturing “2000 MW WIND POWER PLANTS/PROJECTS” on 300 Square KM Lands in Inner Mongolia PR China in 2-4 years approximately.

The Company's 2000 Megawatts Wind Farm Power Plants are legally financially protected by Local Chinese Government & China New Renewable Energy Policies & Laws to wind energy producers and developers. Under the China Renewable Energy Laws and Registrations, the China State Power Grid has agreed to purchase 100% of the power generated by the company’s wind power plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25-30 years with additional guaranteed extension terms. The Company expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production. The value inherent in the Company's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

250 Megawatts – 5 Biomass Power Plants

China Power will consolidate/develop its construction plan/execution  on its five 50 MW biomass power plants, for a total of 250 MW in Hebei, Hunan, AnHui and Inner Mongolia Provinces, PR China in 2009-2013. China Power has completed two (2) Biomass Plants/projects’feasibility studies in 2008 via: China Electric & Design Institute, owned/controlled by China National Mechanical & Industrial Minister ( “CEI”) (China-National-Top-Rank (6) Engineering Firm). However, due to current world economy crisis, China Power & CEI expect to reduce 20%-30% total construction cost from 600 millions RMB down to 400 millions RMB for each 50 MW biomass plants/projects. China Power have also completed three (3) fuel analysis completed for three biomass plants/projects. China Power expects to break ground on the biomass projects in 2009, with completion in 24 to 36 months. Under China Renewable Energy Laws and Registrations, the China State Power Grid has agreed to purchase 100% of the electricity power generated by the company’s five biomass power plants at 0.60 Yuan per kilowatt hour or approximately $0.088 per kilowatt hour, with a 4% annual increase for 25 years, and additional guaranteed extension terms. China Power expects to reach a total of gross revenue: 900 millions RMB = 5 x 50,000 KW x 6000 Hours x 0.60 Yuan in 4 -5 years upon 250 MW -5 Biomass  Power Plants in full production. The net income is estimated as 45% of the total gross revenue.

Hydropower Potential

China Power has been pursuing potential acquisitions in hydropower plants, but the “China renewable energy policy does not support hydropower as much” as compared to biomass and wind power.  Current hydropower purchase agreements only guarantee a price of 0.20 to 0.35 Yuan per kilowatt.  As a result, acquiring small hydropower facilities is currently not as attractive as developing other renewable energy facilities.  If government guarantees for hydropower electricity changes, China Holdings/China Power is ready to pursue hydropower acquisitions.  Julianna Lu/The Founder/CEO of China Holdings, Inc./China Power, Inc. states that hydropower “opportunities are still there for China Holdings” and the company “may complete an acquisition in 2009”

Chinese Demand for Electricity

Strong economic growth in China has created growing demand for electricity.  The PRC estimates that electricity demand is growing at 9% to 10% annually.  To better address growing electricity needs, the PRC created a corporate structure, the State Power Corporation, with the objective of professional business management of the electrical grid assets.

PRC Renewable Energy Goals

Approximately 70% of existing electricity generation in China is from coal.  The PRC has established goals to increase electricity generated by renewable energy sources.  Specific goals are for 100 gigawatts (GW) of power from wind, 200 GW from large hydropower and 53 GW from nuclear by 2020.  The Chinese government is backing loans to encourage project development and obligating state grid companies to purchase renewable energy.

RISK FACTORS

Financing

To encourage development of renewable energy, the Chinese government has established a policy to “guarantee loans for up to 65% of renewable energy” projects, including wind energy and biomass energy.  China Holdings plans to utilize the government backed loans in developing its wind power and biomass projects.  There can be no assurance that the company will be successful in equity financing.

Capital Required

The total cost for the first phase of the wind project (300 MW) will be approximately $310 million ($US).  For the biomass projects, each 50 MW is expected to cost approximately 400 million Yuan or $59 million ($US).  We expect the company to finance 35% of each project with equity.  Total equity capital required to build the first phase of the wind project and the initial biomass project is approximately $129 million ($US).  We believe the company is likely to raise capital in stages and develop the renewable energy projects accordingly.

Share Structure

As December 31, 2008, China Holdings, Inc. had a total  333,673,669 fully diluted common stocks/options/warrants outstanding, combined with a total of 186,600,000 common shares outstanding, approximately 30,000,000 shares in the public float, and 147,073,669 options and warrants outstanding. China Power, Inc. is a subsidiary that is controlled &owned by China Holdings, Inc. currently.

Item 1.02 Entry into Material Definitive Agreements

For Legal Justice, Legal Compliances, For Honor, Legal Protection to “China Holdings, Inc.” & All Public Shareholders’ interest, and for legally fully SEC/NASD rules compliances, to legally protect from any of false claims:

On February 12th, 2009, China Holdings, Inc.(the “Company”) has approved “The Legal Controlling Procedures/Executions” to the Company’s SEC licensed stock transfer agent: “ Continental Stock Transfer & Trust Company” for The Company’s stocks/stocks certificates transfer/replacement/claims of loss & stolen to legally protect/block from “any illegal fraud, illegal false claims for loss/stolen/illegal transfer/ illegal fraud Personal Identification/I.D./Fraud Signatures to be legally fully compliances SEC/NASD rules & fully legally protect “ China Holdings, Inc./Its Public Shareholders”’s interest. The Company’s legal controlling procedures for legal executions as the following:

Any person/Any Party’s request for “China Holdings, Inc.”’s “ stocks/stocks certificates transfer/claims for loss/stolen/replacements/144 rules/legends remove and any request for information/data of “ China Holdings, Inc.”/Public Shareholders’ Stocks Information/Stocks Accounts Information/Stocks Trading Activities, legally have to be legally pre-approved by China Holdings, Inc. (in written) and as well as provide  the Company’s SEC licensed stock transfer agent: “ Continental Stock Transfer & Trust Company” with the full legal documents/confirmations, as following:

1.	Legal Confirmation /Approval (in Written /Original/ Document) by “ China Holdings, Inc.”& Board of of Directors/Chairperson & The Chief Executive Officer
2.	Legal Opinions/Approval from China Holdings, Inc. (the “Company”)’s SEC licensed ATTORNEYS/LAW FIRMS.
3.
Formal Request Letters from Original Stockholders , provided with copies of stocks certificates (both sides) for any of “China Holdings, Inc.”’s  “stocks transfer/claims for loss/stolen/replacements/144 rules/legends, and Copies of Personal Identifications/Addresses as registered & legally approved by/with the Company.

For Legal Justice, Legal Compliances, For Honor, Legal Protection to “China Holdings, Inc.” & All Public Shareholders’ interest/financial interest and for legally fully SEC/NASD rules compliances, to legally protect from any of false claims/illegal fraud/illegal I.D./false signatures.

Item 3.02   Unregistered Sales of  Equity Securities , and
Item 5.02 Appointments of Certain Officers, Compensations Arrangement of Certain Officers

On February 12, 2009, China Holdings, Inc. (“The Company”) has approved A RESOLUTION for legally issuing Motian Chen, A Chinese-Canadian Energy/Renewable Energy Expert/ Chief Engineer, the Senior Vice President of  China Holdings, Inc./Subsidary: China Power, Inc. with a total of 500,000 common stocks ( as SEC 144 rules/legends) as “Bonus Compensation” for his management consulting services to the Company in 2008. Mr. Chen is the Candidate of The Chief Operation Officer (“COO”) for China Holdings, Inc.& its subsidiary: China Power, Inc. The Company will legally fully disclosure for the Final Contract with Mr. Chen/Biography in the Company’s 2008 Annual Report/SEC Form 10K in April 2009 and also disclosure on the Company’s updated website: www.chinaholding.net & www.chinapower.us in 2-3 months.

On February 12, 2009, China Holdings, Inc. (“The Company”) has approved A RESOLUTION for legally issuing William Liang, a Senior Successful Chinese-Canadian Businessman, as the Candidate of President for China Holdings, Inc.& its subsidiary: China Power, Inc. with a total of 200,000 common stocks Options (as SEC 144 rules/legends) at a purchasing price of US$0.02 per common stock option, legally effective in 1 years periods until Feb12, 2010 for his consulting services to the Company. The Company will legally fully disclosure for the Final Contract with Mr. Liang/Biography in the Company’s 2008 Annual Report/SEC Form 10K in April 2009 and also disclosure on the Company’s updated website: www.chinaholding.net & www.chinapower.us in 2-3 months.

On February 12, 2009, China Holdings, Inc. (“The Company”) has approved an amended RESOLUTION for legally issuing “ Wall Street Reporter” (“WSR”) with a total of 1,000,000 common stock options ( as SEC 144 rules/legends) at a purchasing price of US$0.02 per common stock option, legally effective in 1 years periods until Feb12, 2010 for “ Wall Street Reporter’s extended IR/PR Programs/Services from Feb 2009 to May30 2009. Notes: The original Annual “ Wall Street Reporter” (“WSR”)’s IR/PR Programs/Services/ Agreement with the Company was legally effective from Feb28 2008 – Feb28 2009, the Company has already paid to “WSR” with a total of US$10,000 in cash and a total of 4,000,000 common stocks ( SEC 144 rules/legends) in Feb/March 2008 in advance.

The Company issued restricted common stocks/stocks options in reliance upon the exemption from registration provided with Rule 506 of Regulation D and /or section 4 (2) of the Securities Act 1933, as amended, as a sale not involving any public offering. The sales of the shares of  common stocks/stocks option were not registered under Securities Act, and the shares may not be sold absent registration or an applicable exemption from registration requirement.

The Company is developing and construction THE NEW VERSIONS OF THE CORPORATE WEBSITES: China Holdings, Inc. on  www.chinaholding.net and China Power, Inc. on www.chinapower.us.  The Company will update its global presentation, corporate development, progress, information and updated management team, etc. on THE NEW WEBSITES. The update versions of  www.chinaholding.net & www.chinapower.us will be completed and presenting to the Public  in 2-3 months approximately.

Item 1.03 Entry into Material Definitive Agreements

For Legal Justice, Legal Compliances, For Honor, Legal Protection to “China Holdings, Inc.” & All Public Shareholders’ interest, and for legally fully SEC/NASD rules compliances:

On February 12th, 2009, China Holdings, Inc. (the “Company”) has approved “A Legal Request” to “UNITED STATES  SECURITIES AND EXCHANGE COMMISSION /Enforcement” & US ACCOUNTINGS SOCIETY/US AUDITORS SOCIETY” for The Legal Request of Conducting Legal Investigations on “Sherb & Co., LLP”/Former Auditor (Steven Epsgtein)’s Illegal Non-Independences Relationship with its clients/Companies: such as “ China America Holdings, Inc.”, and Its Illegal Conspiracy/Illegal Manipulations/illegal corruptions, and Its Illegal Non-Independent Relationship/Positions with “China America Holdings, Inc.”(Its client) to harm/destruct other rival clients/companies SEC filings/financial statements which are totally illegally Conflicts with US SEC/NASD Rules, and US GAAP Rules for the “Legal Requirements of Legal Independences as Auditors/Audited Firm” with Its Clients/Companies.

China Holdings, Inc. (the “Company”) legally timely received “Auditors’ Consent” from “Sherb & Co., LLP”/Micheal Harrison, CPA/Auditors on April 10th, 2008 for Auditor’s Approval/Consent to the Company’s 2007 Annual Audit/2007 Annual Financial Statement and Annual Report Form -10K.  China Holdings, Inc. (the “Company”) legally timely completed SEC FORM 10-K filing for its 2007 Annual Audited Financial Statement/2007 Annual Report: Form 10K in middle of April 2008. The Company has dismissed “ Sherb & Co., LLP” on April 23 2008 and legally timely filed with SEC Form 8-K in April 2008 for the legal dismission due to the Company’s concerns of Sherb & Co.,LLP’s non-independent illegal positions/relationship with its client: “China America Holdings, Inc.” as reported to US SEC Enforcement as above

On February 12th, 2009, China Holdings, Inc. (the “Company”) has also approved “ A“RESOLUTION” for The“ Legal Request to “UNITED STATES  SECURITIES AND EXCHANGE COMMISSION /Enforcement” for Conducting The Legal Investigations on “ China America Holdings, Inc.”’s illegal solicit/illegal competitions activities,  such as: “China America Holdings, Inc. has used ITS ILLEGAL TOOLS/PERSONAL IDENTIFICATIONS TOOLS/TECH to fraud ILLEGAL other’s personal  I.D./FRAUD CLAIMS/ILLEGAL FRAUD SIGNATURES” to illegally FRAUD other people/other Companies’ I.D./Personal Information/Financial Information/Stocks/Stocks Accounts Information and illegally invade other’s Emails/Emails System/Other Companies’ Projects/stocks information/Stocks accounts/Info, for its illegal purpose to illegally benefits from its “illegal  solicit & illegal competitions conducts/activities” to harm/destruct other  Rival Companies. As US SEC/NASD Rules, As well as International Business Laws/Rules, as reported that China America Holdings, Inc. ‘s wrong-doing/illegal conducts are illegally conflicts with “ LEGAL COMPETITION RULES”/ BUSINESS CODE/LEGAL JUSITCES SYTEMS IN US & GLOBALLY as well as illegally conflicts with US SEC/NASD Rules and Laws.

The Company ‘s legal request to “UNITED STATES  SECURITIES AND EXCHANGE COMMISSION /Enforcement” for conducting formal LEGAL INVESTIGATIONS on “ Sherb & Co., LLP”’s non-independent positions as auditors/firm to its clients/companies, and also legally investigation on “ China America Holdings, Inc.”’s illegal solicit/illegal competitions activities to SEEK US/SEC LEGAL JUSTICE, HONOR, TRUTH, FACTS & LEGAL COMPLIANCES, and  as well as SEEK FOR PUBLIC JUSTICE, HONOR, FAIRLY PLAYING& COMPETITIONS IN BUSINESSES in USA, and Internationally AS the US SEC /NASD rules and International Laws and Rules & Honorable Business Code/Ethics and to legally block/defeat any illegal conspiracy/illegal manipulations/corruptions/illegal solicit./illegal competitions/means FOR THE HONOR, LEGAL JUSTICE, PUBLIC JUSTICE, AND  LEGAL PROTECTION TO “ CHINA HOLDINGS, INC.” & WORLDWIDE PUBLIC SHAREHOLDERS, AS WELL AS TO ALL US PUBLIC TRADING COMPANIES/PUBLIC SHAREHOLDERS.

ITEM 9.01 Financial Statements and Exhibits.
(a)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Holdings, Inc.

Date: February 17th, 2009	By:	/s/ Julianna Lu
Julianna Lu
Chief Executive Officer
Chairperson of The Board Directors